Exhibit 10.27

Danaher Corporation

2099 Pennsylvania Avenue, N.W.

12th Floor

Washington, D.C. 20006-1813

Phone (202) 828-0850

Fax (202) 828-0860

REQUEST FOR EXTENSION

Date: March 20, 2007

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

This Request for Extension is delivered pursuant to Section 2.15 of that certain Credit Agreement dated as of April 25, 2006 (the “Credit Agreement”; unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement), among Danaher Corporation, a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and Swing Line Lender.

The Company hereby notifies the Administrative Agent of its request that each Lender extend such Lender’s Maturity Date currently in effect under the Credit Agreement for one additional year, from April 25, 2011 (the Existing Maturity Date), to April 25, 2012.

Pursuant to Section 2.15(b) of the Credit Agreement, (i) please notify each Lender of this Request for Extension and (ii) please ask such Lender to execute and return to you an agreement to this Request for Extension as provided below not later than 10 days following such Lender’s receipt of this Request for Extension. We understand that it is in the individual discretion of each Lender to agree to this Request for Extension.

DANAHER CORPORATION

By:	/s/ Frank T. McFaden
Name:	Frank T. McFaden
Title:	Vice President & Treasurer

The undersigned Lender hereby agrees to this Request for Extension:

[each of the following Lenders executed a countersigned copy of this Request for Extension:]

Bank of America, N.A.

Wachovia Bank, N.A.

J.P. Morgan Chase Bank, N.A.

The Bank of Tokyo Mitsubishi UFJ, Ltd, New York Branch

Sumitomo Mitsui Banking Corporation

SunTrust Bank

Deutsche Bank AG New York Branch

The Northern Trust Company

Barclays Bank PLC

UBS Loan Finance LLC

BNP Paribas

Lehman Brothers Bank, FSB

The Bank of Nova Scotia

HSBC Bank USA, N.A.

Intesa Sanpaola SpA

Wells Fargo Bank, N.A.

Nordea Bank Finland PLC

Danske Bank

Merrill Lynch Bank USA

Morgan Stanley Bank

William Street Commitment Corporation

The Bank of New York

Westpac Banking Corporation

Mellon Bank, N.A.

Credit Suisse, Cayman Islands Branch

CitiBank, N.A.